Exhibit 99.1


                  ANCHOR GLASS CONTAINER CORPORATION ANNOUNCES
                     RESIGNATION OF CHIEF EXECUTIVE OFFICER;
            RETENTION OF SEARCH FIRM FOR NEW CHIEF EXECUTIVE OFFICER
                   AND CREATION OF INTERIM OPERATING COMMITTEE

TAMPA, Florida, March 10, 2005 -- Anchor Glass Container Corporation (NASDAQ:AGCC) today announced the resignation of Darrin J. Campbell, its Chief Executive Officer and a director, effective March 31, 2005. Mr. Campbell will continue to serve as a consultant to the Company until December 31, 2005, focusing on strategic issues, sales and labor relations. Anchor's Board of Directors has retained the search firm of Heidrick & Struggles in connection with the selection of a new chief executive officer. The search is being led by Carlton Donaway, Anchor's Chairman of the Board and the Board's lead director with respect to Anchor's ongoing operational review. In addition, Anchor is continuing its search for a permanent chief financial officer.

Anchor also announced today that the Board of Directors has appointed an interim Operating Committee to manage the day-to-day operations of the Company, following the effective date of Mr. Campbell's resignation, until a replacement for Mr. Campbell is selected. The members of the Operating Committee are Peter
T. Reno, Vice President and Interim Chief Financial Officer, Richard Kabaker, Vice President, General Counsel and Secretary, and Roger L. Erb, Executive Vice President - Operations and Engineering. The Operating Committee will be led by Mr. Reno and report to the Board of Directors through Mr. Donaway.

FORWARD-LOOKING STATEMENTS

The press release includes forward-looking statements. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, including the Company's ability to successfully implement the results of its operational review. Forward-looking statements involve risks and uncertainties faced by the company including, but not limited to, economic, competitive, governmental and technological factors outside the control of the company that may cause actual results to differ materially from the forward-looking statements. These risks and uncertainties may include the highly competitive nature of the glass container industry and the intense competition from makers of alternative forms of packaging; fluctuations in the prices for energy, particularly natural gas, soda ash, other raw materials and freight; the company's focus on the beer industry and its dependence on certain key customers; the seasonal nature of brewing and other beverage industries; volatility in demand from emerging new markets; the company's dependence on certain executive officers; and changes in environmental and other government regulations. The company operates in a changing environment in which new risk factors can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in forward-looking statements. All forward-looking statements are subject to risks and uncertainties, including without limitation those identified in the company's annual report on Form 10-K, which could cause actual results to differ from those projected. The company disclaims any obligation to update any forward-looking statements.


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ABOUT ANCHOR

Anchor Glass Container Corporation is the third largest manufacturer of glass containers in the United States. It has eight facilities where it produces a diverse line of flint (clear), amber, green and other colored glass containers for the beer, beverage, food, liquor and flavored alcoholic beverage markets.

               ANCHOR GLASS CONTAINER CORPORATION
               INVESTOR CONTACTS:   Peter Reno, Interim Chief Financial Officer
                                    813/882-7811 or
                                    Lippert/Heilshorn & Associates
                                    Jody Burfening/Carolyn Capaccio
                                    212/838-3777
               MEDIA CONTACT:       Chenoa Taitt
                                    Lippert/Heilshorn & Associates
                                    212/838-3777